EXHIBIT 99
                                                              ----------



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                                   NISOURCE

                                  May, 2003




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                  FOCUSING ON OUR REGULATED ASSETS
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  *  Strategic Location
     -  30% population / 40% of U.S.
        energy consumption

  *  Third Largest Gas Distribution Company
     in the U.S.
     -  3.3 million customers - 9 states

  *  Fourth Largest Gas Pipeline
     Company in the U.S.
     -  Over 16,000 miles interstate         [MAP OF EASTERN UNITED STATES
        pipelines                              DEPICTING ENERGY CORRIDOR]

  *  One of the Largest Gas Storage
     Networks in the U.S.
     -  Over 670 Bcf (Market Area)

  *  Mid Size Regional Electric Business
     -  Over 437,000 customers
     -  3,392 MW generating capacity

  *  98% of Operating Income from
     Regulated Operations



                                                       [NiSource logo]



=======================================================================
                    EXITING NON-CORE ACTIVITIES
=======================================================================

        PRE-MERGER                             FIRST QUARTER 2003
        ----------                             ------------------

  Columbia LNG
  Columbia Retail
  Columbia Electric
  Market Hub Partners
  Miller Pipeline                                Over $2 Billion
  Columbia Propane                ====>           in Non-Core
  Columbia Petroleum                              Asset Sales
  Portland Natural Gas Transmission
  SM&P/UTI - Locating Business
  IWC Resources - Water Utility
  TPC - Gas Trading
  Energy USA Propane
  E&P Joint Venture in New York State



                                                       [NiSource Logo]





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                          BALANCING OUR RISK
======================================================================

            [Pie chart depicting 2002 Operating Income]

                        2002 Operating Income
                             $1.2 Billion

            Regulated Electric Operations            27%
            Regulated Gas Transmission               33%
            Regulated Gas Distribution               38%
            Other/E&P                                <2%


         98% Of Operating Income From Regulated Businesses
         -------------------------------------------------




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======================================================================
                 STRENGTHENING OUR GAS DISTRIBUTION
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                                       *  Industry-leading scale

                                       *  Diversification of customers
                                          and states
    [MAP OF COLUMBIA AND NISOURCE GAS
           SERVICE TERRITORIES]        *  Favorable overall regulatory
                                          environment

                                          -  Customer choice

                                       *  Strong regulatory relationships

                                          -  Incentive opportunities

                                       *  Vertical integration with
                                          transmission / storage




                                                       [NiSource logo]



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               INTEGRATING OUR TRANSMISSION / STORAGE
======================================================================


                                       *  One of the largest integrated
                                          systems in U.S.

                                            - Over 670 Bcf of storage
                                              (Market Area)

         [MAP OF STORAGE               *  Majority of capacity sold to
     FACILITIES AND PIPELINES]            LDCs

                                       *  Competitive cost structure vs.
                                          other pipeline systems in the
                                          Mid-Atlantic region

                                       *  Unique web-like network benefits
                                          from integrated storage and
                                          access to supply

                                       *  Millennium Pipeline project to
                                          supply gas to New York/New
                                          England markets


                                                         [NiSource logo]



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              CAPITALIZING ON OUR ELECTRIC GATEWAY
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                                 *  Vertically integrated utility

                                       - Near-term deregulation unlikely
                                       - Industrial customers contributed
                                         less than 15% of the electric
                                         LTM gross margin

  [MAP OF EASTERN UNITED         *  Low-cost portfolio of coal-fired
  STATES DEPICTING FLOW             generation (3,204 MW)
  FROM NORTHERN INDIANA
  TO THE MICHIGAN MARKET,        *  Rate settlement in place for next 4 years
  COMED HUB AND CINERGY
  HUB WITH LEGEND]               *  Interconnect with five surrounding
                                    control areas

                                       - Net long position in shoulder periods
                                       - Sell excess energy into neighboring
                                         Midwest markets

                                 *  Actively managing environmental risk

                                       - Received approval from Indiana
                                         Regulators to recover projected NOx
                                         expense of approximately $234 million
                                         over the next three years


                                                         [NiSource logo]



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                 WHILE SEEKING OPPORTUNITIES TO
                    MONETIZE GAS E&P ASSETS
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                                    *  1.2 Tcf proved reserves

                                       *  Over 3 million net developed
                                          and undeveloped acres in
                                          the US
                                       *  1.2 million undeveloped
                                          acres in Canada

                                    *  Long-lived Appalachian reserves

                                       *  95% historical success rate -
    [MAP OF NORTHEASTERN                  developmental drilling
       UNITED STATES]                  *  Low finding and production costs

                                    *  Sold interest in natural gas E&P
                                       joint venture in New York state for
                                       $95 million

                                       *  39 Bcf of gas reserves: 3.5% of
                                          total reserves
                                       *  6 Bcf of production: 11% of total
                                          2002 production

                                    *  Company will no longer invest in
                                       exploratory drilling


                                                       [NiSource logo]



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                     IMPROVING OUR PRODUCTIVITY
======================================================================

        [Graph depicting Staffing at Core Businesses]

                Staffing at our Core Businesses

                     YEAR
                     ----

                     1999              12,395
                     2000              10,528
                     2001              10,161
                     2002               8,734





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                       DEMONSTRATING CAPITAL
                            DISCIPLINE
======================================================================

        [Graph depicting Capital Expenditures)

                    Capital Expenditures ($ in millions)
                    --------------------

       1998         $658                  2001           $679
       1999         $851                  2002           $619
       2000         $863                  2003E          $648

           Pre-merger                         Post-merger




                                                       [NiSource logo]





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                   WHILE PROVIDING FOR GROWTH
                     FROM INTERNAL SOURCES
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                   2003E Capital Expenditures
                         $648 Million

   [Pie chart depicting 2003E               $217 Million Growth Capex
   Capital Expenditures]                    -------------------------

   Electric Operations   33%                * 34% Gas Distribution
   E&P                   13%                * 17% Gas Transmission
   Gas Transmission      21%                * 38% E&P
   Gas Distribution      30%                * 10% Electric
   Other                  3%                *  1% Other





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                           DIVIDEND PAYOUT
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               [Graph depicting Dividend Payout Ratio]


                      Dividend Payout Ratio
                      ---------------------

                       1997              58%
                       1998              60%
                       1999              79%
                       2000              96%
                       2001             110%
                       2002              65%
                       2003E             69%


                                                       [NiSource logo]





======================================================================
                           FIRST QUARTER
                       FINANCIAL PERFORMANCE
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  *  Stronger Quarter Due to Cold Winter Weather

     - Earnings from Continuing Operations Were $262.1 Million or $1.05 Per Share vs. $243.8 Million or $1.19 Per Share in 2002

     - Net Income of $254.9 Million or $1.00 Per Share vs. $242.2 Million or $1.18 Per Share in 2002

  *  Per Share Results Diluted By $0.23 Cents with the Issuance of
     54.5 Million Shares of Common Stock

  *  Sold Portion of E&P Business - Pre-tax Gain of $70.8 Million

  *  Short-Term Debt Hit Zero in February

     -  Company no Longer Required $500 Million 364-Day Credit
        Facility

  *  Earnings Offset by Increased Pension and Property Insurance
     Expenses; Indiana Electric Rate Settlement; Gas Storage
     Deliverability



                                                       [NiSource logo]




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                CONTINUE TO BUILD FOR THE FUTURE
======================================================================

  *  Focusing on our Core Regulated Asset Based Businesses

  *  Continue Savings Initiatives and Earnings Improvements

  *  Recover NOx Costs Through a Newly Approved Environmental Tracker

  *  Further Strengthen the Balance Sheet

  *  Maintain Adequate Liquidity






                                                       [NiSource logo]






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                  POSITIONING NISOURCE FOR SOLID
                          2003 EARNINGS
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               [Graph depicting Net Income and EPS]


        YEAR            Net Income             EPS
                      ($ in millions)

       2001               216.0               $1.05
       2002               372.5               $1.77
       2003E(1)           427.0               $1.65


      (1)  Excludes E&P.  Assumes normal weather.








                                                       [NiSource logo]





======================================================================
                    DESPITE HIGHER EXPENSES AND
                    OUTSTANDING SHARES FOR 2003
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     [Table depicting                     [Graph depicting Basic
       New Expenses]                    Average Shares Outstanding]

                                            BASIC AVERAGE SHARES
       NEW EXPENSES                              OUTSTANDING
       ------------                         --------------------

   ($ in millions)                          Year       (Millions)
                                            ----       ----------
   *  Electric Rate Review
      Settlement                  $55       2001          205
   *  Increased Pension Expense    50       2002          211 (1)
   *  Increased Insurance Expense  10       2003          262 (2)
   *  Increased Taxes              15
   *  Whiting Clean Energy                  (1) Reflects equity issued
      Expenses                     45           in November 2002.
                                 -----      (2) Reflects conversion of
                                 $175           PIES in February 2003.
   (Estimated)


                                                       [Nisource logo]



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                           WITH AN IMPROVING
                           CAPITAL STRUCTURE
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   ($ in millions)                  12/31/01     12/31/02     03/31/03
   ===================================================================

     Short Term Debt                  $1,854        $ 913        $ 161

     Current Maturities of LT Debt       424        1,233        1,215

     Long Term Debt                    6,302        5,018        5,294
   -------------------------------------------------------------------

     Total Debt                       $8,580       $7,164       $6,670

     Preferred Securities                434          430           85

     Shareholders' Equity              3,469        4,175        4,635
   ===================================================================

     Total Capitalization            $12,483      $11,769      $11,390



   ====================================================================
     Debt / Capitalization             68.7%        60.9%        58.6%
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                                                       [NiSource logo]


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                  AND A STRONGER BALANCE SHEET
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                  [Graph depicting Total Debt in millions]

                         TOTAL DEBT IN MILLIONS

                1999                         2,849 (1)
                2000                         8,824
                2001                         8,580
                2002                         7,164
                2003 FIRST QUARTER           6,670

                (1) Prior to Acquisition of Columbia Energy Group



                                                       [NiSource logo]






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                       AND SOLID FUNDAMENTALS
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   * Stable Base of Regulated Earnings

      - 98% of operating income generated by low-risk regulated businesses

      - Regulated energy delivery service to nearly 3.7 million customers across 9 states

   * Improving Liquidity and Credit Profile

      - Continued balance sheet deleveraging

      - Monetizing E&P assets reduces overall business risk/improved credit profile

   * A Management Team that Focuses on Our Core Strengths


                                                       [NiSource logo]


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                        NISOURCE ENERGY MARKET
======================================================================


  *  Strong Assets Located in Growth
     Markets

  *  Low Business Risk Profile

     -  98% Regulated
     -  3.7 Million Distribution           [MAP OF EASTERN UNITED STATES
        Customers                            DEPICTING ENERGY CORRIDOR]

  *  Stronger/De-levered Balance Sheet

  *  Improved Liquidity Position

  *  A Strong Management Focus and
     Commitment


                                                       [NiSource logo]







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                      BUILDING SHAREHOLDER VALUE
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
                          * * * * * * * * * * * * * * * *
                          *      SHAREHOLDER VALUE      *
                          * * * * * * * * * * * * * * * *

              * * * * * * * * *  * * * * * * * * *  * * * * * * * * * *
              *    Maximize   *  *    Focused    *  *                 *
              *  Utilization  *  *   Strategic   *  *  Environmental  *
              *   of Assets   *  *  Investments  *  *   Stewardship   *
              * * * * * * * * *  * * * * * * * * *  * * * * * * * * * *

  * * * * * * * * * *  * * * * * * * * * *  * * * * * * * * *  *  * * * * * * * * *
  *                 *  *                 *  *    Manage        *  *               *
  *     Employee    *  *    Customer     *  *   Expenses/      *  *  Technology   *
  *  Effectiveness  *  *     Driven      *  *    Margins       *  *               *
  * * * * * * * * * *  * * * * * * * * * *  * * * * * * * * *  *  * * * * * * * * *

  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
  *                       F I N A N C I A L  S T R E N G T H                      *
  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *



                                                       [NiSource logo]


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                     FORWARD-LOOKING STATEMENTS
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  "SAFE HARBOR" STATEMENT

  This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and
  Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief or current expectations of the Company and its management. Although NiSource Inc. believes that its expectations are based on reasonable assumptions, it can give no assurace that its goals will be achieved. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following: increased competition in deregulated energy markets, weather, fluctuations in supply and demand for energy commodities, successful consummation of dispositions, growth opportunities for NiSource's regulated and non-regulated businesses, dealings with third parties over whom NiSource has no control, actual operating experience of acquired assets, NiSource's ability to integrate acquired operations into its operations, the regulatory process, regulatory and legislative changes, changes in general economic, capital and commodity market conditions, and counter-party credit risk.

     MAY, 2003

                                                       [NiSource logo]







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                                   NISOURCE

                                  May, 2003




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